EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Smith, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

   (i)        The accompanying quarterly report on Form 10-QSB for the fiscal quarter ended June 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   (ii)        The information in such report fairly presents, in all material respects, the financial condition and results of operations of Tally-Ho Ventures, Inc. (the “Company”).

Date: August 22, 2005
By: /s/ Peter Smith
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Peter Smith
President, Chief Executive Officer